                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): APRIL 1, 2004

                                   ----------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                              1-31447                        74-0694415
(State or other jurisdiction          (Commission File Number)               (IRS Employer
      of incorporation)                                                   Identification No.)

               1111 LOUISIANA
               HOUSTON, TEXAS                                            77002
  (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                              1-31449                        76-0695920
(State or other jurisdiction          (Commission File Number)               (IRS Employer
      of incorporation)                                                   Identification No.)

               1111 LOUISIANA
               HOUSTON, TEXAS                                            77002
  (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-3187                               22-3865106
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                                   ----------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-13265                              76-0511406
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     The exhibit listed below is furnished pursuant to Item 9 of this Form 8-K.

          (c)  Exhibits.

          99.1 CenterPoint Energy, Inc. slide presentation

ITEM 9. REGULATION FD DISCLOSURE.

         A copy of the slide presentation that CenterPoint Energy, Inc. ("CenterPoint Energy") expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1.

         The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by CenterPoint Energy, Texas Genco Holdings, Inc. ("Texas Genco"), CenterPoint Energy Houston Electric, LLC ("CenterPoint Houston") or CenterPoint Energy Resources Corp. ("CERC") under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by CenterPoint Energy, Texas Genco, CenterPoint Houston or CERC that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy, Texas Genco, CenterPoint Houston, CERC or any of their affiliates.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         Some of the statements in the exhibit attached to this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "potential", "will", "intend", "expect" or other similar words.

         We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.

         Changes in federal, state and local regulations affecting CenterPoint Energy's businesses, the inability of CenterPoint Energy, Texas Genco, CenterPoint Houston or CERC to arrange future financings on acceptable terms, or the inability of CenterPoint Energy to recover the full value of its true-up balance could cause actual results to differ materially from those expressed or implied in forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CENTERPOINT ENERGY, INC.


Date:  April 1, 2004                           By:   /s/ James S. Brian
                                                   ---------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TEXAS GENCO HOLDINGS, INC.


Date:  April 1, 2004                           By:   /s/ James S. Brian
                                                   ---------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CENTERPOINT ENERGY HOUSTON
                                               ELECTRIC, LLC


Date:  April 1, 2004                           By:   /s/ James S. Brian
                                                   ---------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CENTERPOINT ENERGY RESOURCES
                                               CORP.


Date:  April 1, 2004                           By:   /s/ James S. Brian
                                                   ---------------------------
                                                     James S. Brian
                                                     Senior Vice President and
                                                     Chief Accounting Officer

                                  EXHIBIT INDEX



Exhibit
Number                       Exhibit Description
-------                      -------------------
99.1             CenterPoint Energy, Inc. slide presentation